Exhibit 99.1

Bob Skaggs, President & CEO UBS 2007 Natural Gas & Electric Utilities Conference March 1, 2007

Forward-Looking Statement Some of the statements made in this document will be forward-looking statements within the meaning of the safe-harbor provisions of the U.S. federal securities laws. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Information concerning factors that could cause actual results to differ materially is included in the Management's Discussion and Analysis section of our Form 10-Q quarterly report for the third quarter 2006, which was filed November 2, 2006, with the SEC. "Safe Harbor" Statement March 1, 2007 3 In addition, this document and today's discussion include certain non-GAAP financial measures as defined by the SEC Regulation G. A reconciliation of those measures to the most directly comparable GAAP measures is contained in Schedules 1 and 2 of the attached news release dated January 30, 2007. This release is also available on our Investor Relations website at www.nisource.com Reg G Disclosure

NiSource Today Strategic Location Strategic Assets Organic Growth 5 3rd Largest Gas Distribution Company in U.S. 4th Largest Gas Pipeline Company in U.S. One of the Largest Gas Storage Networks in U.S. Mid-Size Regional Electric Business Super Regional Regulated Energy Company

Stable Credit Ratings Gas Distribution Gas Transmission Electric Operations 36 34 30 Gas Distribution 36% Electric Operations 30% 7 Balanced/Low Risk Portfolio Gas Transmission & Storage 34% 100% of Operating Earnings From Regulated Businesses Moody's - Baa3 S&P - BBB Fitch - BBB

2006 Financial Performance Solid 2006 Performance 2006 Operating Earnings (non-GAAP) of $388.5 Million, or $1.43 Per Share (3.6% Increase Over 2005) Increased Pipeline Optimization Revenue Electric Operations Earnings Growth; Strong Industrial Markets Reduced Interest Expense 2006 Challenges LDC Customer Usage/Attrition Issue Increased WCE Losses 9

Destination: Premier Regulated Energy Company A Solid Four-Point Strategy with a Clear Path Forward 11 2003 2004 2005 2006 2007 Four-Point Platform for Growth Expansion and Commercial Growth of our Pipeline and Storage Business Regulatory and Commercial Initiatives Financial Management of the Balance Sheet Process & Expense Management 2008 2009 Long-Term Sustainable Growth 2010 2011 Path Forward Strategic Review Stabilization Strengthening the Balance Sheet Managing Regulatory & Commercial Transitions

Gas Transmission & Storage Expansion and Commercial Growth Maximize Value from Existing GT&S Assets Disciplined Investment in Storage and Pipeline Expansion Projects 13 2006 Progress Nearly $50M in Pipeline Optimization Millennium Pipeline FERC Approval Hardy Storage on Schedule for April 2007 Fully Subscribed Eastern Market Expansion TETCO Adair Interconnect Completed Progress on Additional Growth Projects

GT&S Expansion and Commercial Growth Millennium 4Q/2008 Hardy Storage 2Q/2007 Eastern Market Expansion 2Q/2009 Appalachian Basin Expansion 2008-09 CGT Onshore Lateral Expansion 15 Major Growth Opportunities Crossroads Expansion Midwestern Interconnect 2007 Perryville Interconnects 2006-07 TETCO Adair Interconnect

Regulatory and Commercial Initiatives

- **Optimization and Logistics Growth**
  - GT&S, LDC's
- **Significant Long-term Infrastructure Investments**
- **Targeted Regulatory Initiatives**
  - Rate Design Changes
  - Infrastructure Trackers
  - Base Rate Cases

✓ Bay State Gas Rate Increase (12/2005)
✓ Virginia (Settlement 12/2006)
- Indiana-Gas (~ 2Q/2007)
- Kentucky (Filed 2/2007)
- Pennsylvania (1Q/2008)
- Indiana-Electric (2007/2008)
- Ohio (2007/2008)

2006 Progress

- Deferral / Recovery of MISO Charges
- Comprehensive Settlement Agreement in Virginia
- NIPSCO Rate Simplification Filing
- Approval of Bay State's PBR Adjustment
- Laying Groundwork For Future Rate Initiatives

NiSource

9

Financial Management of the Balance Sheet 2001 2002 2003 2004 2005 2006 East 0.679 0.603 0.602 0.57 0.569 0.562 19 Maintain / Improve Financial Flexibility Maintain Competitive Cost of Capital Ensure Stable Investment Grade Ratings 2006 Progress $33 Million of Annual Interest Expense Savings New Amendment to Revolving Credit Facility Reaffirmed Investment Grade Credit with Stable Outlook

Process and Expense Management Provide Safe, Reliable and Cost-Effective Service Relentless Focus on Continuous Improvement Capital Allocation Discipline 21 2006 Progress/2007 Update Unified Distribution Operating Model IBM Agreement Commitment to Transform Systems & Processes Currently Assessing Potential Adjustments GT&S Commercial System Upgrade Completed Corporate Streamlining Effort Refined Capital Allocation Standards

WCE Reached a New Definitive Agreement with BP Redefined Steam Pricing - Improved Financial Results in 2007 BP Will Seek Alternative Steam Sources by the End of 2009 Financial / Strategic Review Comprehensive Review Commitment to Investment Grade Transparent and Timely Communications - Update Progress in Early 2007 Unlocking Shareholder Value 23 2006 Corporate Initiatives

NiSource Strategic Destination Premier Regulated Energy Company Strong Financial Profile Robust, Sustainable Earnings Growth Innovative Regulatory Practices and Constructive External Relationships Premier Safety, Reliability and Service Strong Foundation of Engaged, Aligned and Safe Employees 25 Strategic Location Strategic Assets Organic Growth